Exhibit 99.2

GENOPTIX, INC.

RESTRICTED STOCK UNIT AWARD GRANT NOTICE FOR EXECUTIVES

(2007 EQUITY INCENTIVE PLAN)

Genoptix, Inc. (the “Company”), pursuant to Section 6(b) of the Company’s 2007 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award covering the number of restricted stock units (the “RSUs”) set forth below (the “Award”). This Award shall be evidenced by a Restricted Stock Unit Award Agreement for Executives (the “Agreement”). Capitalized terms not explicitly defined in this Award but defined in the Plan shall have the same definitions as in the Plan. This Award is subject to all of the terms and conditions as set forth herein and in the applicable Agreement and the Plan, each of which are attached hereto and incorporated herein in their entirety. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs:
Payment for Common Stock:	Participant’s services to the Company

Vesting Schedule: 1/3rd of the RSUs subject to the Award shall vest on the first anniversary of the Vesting Commencement Date; the balance of the RSUs subject to the Award vest in a series of eight (8) successive equal quarterly installments measured from the first anniversary of the Vesting Commencement Date. In addition, the vesting of the RSUs shall accelerate upon the occurrence of the events set forth in Section 2(b) of the Agreement.

Delivery Schedule: Delivery of one share of Common Stock for each RSU which vests shall occur on the applicable vesting date, provided that delivery may be delayed as provided in Section 3 of the Agreement.

Special Tax Withholding Right: In order to satisfy the Company’s withholding obligations described in Section 10 of the Agreement arising from the vesting of your RSUs on each vesting date, you may elect, by notifying the Company in writing no later than thirty (30) days before each vesting date, either that (i) the Company should withhold, from shares of Common Stock otherwise issuable upon vesting of the Award or issuance of the shares, as applicable, a number of those shares with an aggregate Fair Market Value (measured as of the delivery date) equal to the amount of the applicable withholding taxes described in Section 10 of the Agreement, or (ii) you shall make adequate provision in cash for any sums required to satisfy such withholding obligations arising from the vesting of your RSUs on such vesting date or issuance date, as applicable. In the event no such written election is received by the Company then the Company will satisfy the withholding obligation by withholding shares of Common Stock as described in (i) above.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of the RSUs and the underlying Common Stock and supersede all prior oral and written agreements on that subject with the exception of (i) Stock Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

GENOPTIX, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS:	Restricted Stock Unit Award Agreement for Executives and 2007 Equity Incentive Plan

GENOPTIX, INC.

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT FOR EXECUTIVES

Pursuant to the Restricted Stock Unit Grant Notice for Executives (“Grant Notice”) and this Restricted Stock Unit Award Agreement for Executives (“Agreement”), Genoptix, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award pursuant to the Company’s 2007 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (“RSUs”) as indicated in the Grant Notice (collectively, the “Award”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan. Subject to adjustment and the terms and conditions as provided herein and in the Plan, each RSU shall represent the right to receive one (1) share of Common Stock.

The details of your Award, in addition to those set forth in the Grant Notice, are as follows.

1. NUMBER OF RSUS AND SHARES OF COMMON STOCK.

(a) The number of RSUs subject to your Award and the number of shares of Common Stock deliverable with respect to such RSUs may be adjusted from time to time for Capitalization Adjustments as described in Section 9(a) of the Plan. You shall receive no benefit or adjustment to your Award with respect to any cash dividend or other distribution that does not result from a Capitalization Adjustment as described in Section 9(a) of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

(b) Any additional RSUs, shares of Common Stock, cash or other property that becomes subject to the Award pursuant to this Section 1 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs and Common Stock covered by your Award.

(c) Notwithstanding the provisions of this Section 1, no fractional RSUs or rights for fractional shares of Common Stock shall be created pursuant to this Section 1. The Board shall, in its discretion, determine an equivalent benefit for any fractional RSUs or fractional shares that might be created by the adjustments referred to in this Section 1.

2. VESTING.

(a) In General. Subject to Section 2(b) below and the limitations contained herein, the RSUs shall vest, if at all, as provided in the Vesting Schedule set forth in your Grant Notice, provided, however, that vesting shall cease upon the termination of your Continuous Service.

(b) Vesting Acceleration.

(1) Should a Change in Control occur during your period of Continuous Service, then effective immediately upon the closing of a Change in Control of the

Company, fifty percent (50%) of the then unvested RSUs will vest immediately prior to the consummation of the Change in Control. Thereafter, the balance of the unvested RSUs shall vest in six (6) equal monthly installments over the six-month period immediately following the closing of the Change in Control. The shares of Common Stock subject to the vested RSUs will be issued promptly to you pursuant to Section 3 (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other shareholders of the Company in the Change in Control), subject to the Company’s collection of all applicable federal and state withholding taxes pursuant to Section 10.

(2) Should your Continuous Service be terminated without Cause, contingent upon your delivery to the Company of a fully effective Release and Waiver as provided in [Section 3(e)] of your Executive Employment agreement dated [            ,         ] (“Employment Agreement”), the vesting of the unvested RSUs shall accelerate such that the number of RSUs shall be vested that would have otherwise vested if you had continued to be employed by the Company for a period of [six (6)] [twelve (12)] [eighteen (18)] months following the termination of your Continuous Service (subject to the additional accelerated vesting provided in Section 2(b)(3) below in the event your Continuous Service is terminated by the Company without Cause or you terminate your Continuous Service for Good Reason within ninety (90) days prior to or within thirteen (13) months following the effective date of a Change in Control of the Company).

(3) Should your Continuous Service be terminated without Cause or you terminate your Continuous Service for Good Reason within ninety (90) days prior to or within thirteen (13) months following the effective date of a Change in Control of the Company, contingent upon your delivery to the Company of a fully effective Release and Waiver as provided in [Section 3(e)] of your Employment Agreement, your unvested RSUs will immediately vest in full. The shares of Common Stock subject to the vested RSUs will be issued promptly to you pursuant to Section 3 (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other shareholders of the Company in the Change in Control), subject to the Company’s collection of all applicable federal and state withholding taxes pursuant to Section 10.

(c) “Good Reason” for you to terminate your Continuous Service hereunder shall mean the occurrence of any of the following events without your consent:

(i) a material adverse change in the nature of your authority, duties or responsibilities, as they exist on the effective date of your Employment Agreement;

(ii) a material adverse change in your reporting level requiring that you report to a corporate officer or executive other than the Company’s Chief Executive Officer;

(iii) the relocation of the Company’s executive offices or principal business location to a point more than sixty (60) miles from their location as of the effective date of your Employment Agreement; or

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(iv) a material reduction by the Company of your base salary as initially set forth in your Employment Agreement or as the same may be increased from time to time.

Provided however that, such termination by you shall only be deemed for Good Reason pursuant to the foregoing definition if: (i) you give the Company written notice of the intent to terminate for Good Reason within thirty (30) days following the first occurrence of the condition(s) that you believe constitutes Good Reason, which notice shall describe such condition(s); (ii) the Company fails to remedy such condition(s) within thirty (30) days following receipt of the written notice (the “Cure Period”); and (iii) you terminate your Continuous Service within thirty (30) days following the end of the Cure Period.

3. DELIVERY OF SHARES OF COMMON STOCK. Subject to the provisions of this Agreement and the Plan, in the event one or more RSUs vests, the Company shall deliver to you one (1) share of Common Stock for each RSU that vests on the applicable vesting date. However, if a scheduled delivery date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day.

4. PAYMENT BY YOU. This Award was granted in consideration of your services for the Company. Subject to Section 10 below, except as otherwise provided in the Grant Notice, you will not be required to make any payment to the Company (other than your past and future services for the Company) with respect to your receipt of the Award, vesting of the RSUs, or the delivery of the shares of Common Stock underlying the RSUs.

5. SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless either (i) the shares of Common Stock are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

6. RESTRICTIVE LEGENDS. The Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

7. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of the shares in respect of your Award. For example, you may not use shares that may be issued in respect of your RSUs as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon delivery to you of shares in respect of your vested RSUs. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement.

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8. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as an Employee or Consultant of the Company or any Affiliate.

9. UNSECURED OBLIGATION. Your Award is unfunded, and even as to any RSUs that vest, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Common Stock pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Common Stock acquired pursuant to this Agreement until such Common Stock is issued to you pursuant to Section 3 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company with respect to the Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

10. WITHHOLDING OBLIGATIONS.

(a) On or before the time you receive a distribution of Common Stock pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your Award (the “Withholding Taxes”). If specified in your Grant Notice, you may direct the Company to withhold shares of Common Stock with a Fair Market Value (measured as of the date shares of Common Stock are delivered pursuant to Section 3) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

(b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock.

(c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11. NOTICES. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal

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corporate offices. Any notice required to be given or delivered to you shall be in writing and addressed to your address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

12. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

13. AMENDMENT. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award that has not been delivered to you in Common Stock pursuant to Section 3.

14. MISCELLANEOUS.

(a) The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be

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promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control; provided, however, that Section 3 of this Agreement shall govern the timing of any distribution of Common Stock under your Award. The Company shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board and the Committee shall be final and binding upon you, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.

17. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of California without regard to such state’s conflicts of laws rules.

18. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act. In addition, you acknowledge receipt of the Company’s Window Period Policy and Insider Trading Policy, in effect from time to time.

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This Restricted Stock Unit Award Agreement for Executives shall be deemed to be signed by the Company and you upon the signing by you of the Restricted Stock Unit Grant Notice for Executives to which it is attached.

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